Falling U.S. Dollar ProFund

CLASS	TICKER	CUSIP
Investor	FDPIX	74318A-190
Service	FDPSX	74318A-182

DECEMBER 1, 2011

Summary Prospectus	Investor and Service Class Shares

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, both dated December 1, 2011, and as hereafter may be supplemented, are all incorporated by reference into this summary prospectus. All this information may be obtained at no cost either: online at profunds.com/profundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@profunds.com.

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FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	3

Important Information About the Fund

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index. The U.S. Dollar Index (the “Index”) measures the performance of the U.S. Dollar against a basket of six major world currencies (the “Benchmark”). These currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%; British Pound 11.9%; Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. Accordingly, as the value of the U.S. Dollar depreciates versus the Benchmark, the performance of the Fund increases. As the value of the U.S. Dollar appreciates versus the Benchmark, the performance of the Fund declines. The Fund does not normally provide investment returns that match the inverse of the Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%	2.74%
Fee Waivers/Reimbursements*	-0.01%	-0.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$547	$943	$2,051
Service Class	$276	$849	$1,449	$3,070

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Benchmark. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives to gain exposure to the Benchmark. These derivatives principally include:

•

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Benchmark. The Fund may gain exposure through a representative selection of securities, which are intended to have aggregate characteristics similar to those of the Benchmark. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument or currency, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that, in combination, provide exposure to the Benchmark without regard to market conditions, trends or direction.

4	:: Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the referenced asset, which may prevent the Fund from achieving its investment objective.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Benchmark, include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure, or its weighting of investments may not yield complete investment exposure, to the Benchmark. In addition, the Fund may invest in securities or financial instruments with different characteristics than those in the Benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Benchmark. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Benchmark.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986. The Fund currently intends to take positions in financial instruments, including forward currency contracts that, in combination, have daily return characteristics similar to those of the Benchmark. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	5

regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2010): 8.89%;

Worst Quarter (ended 9/30/2008): -8.25%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -0.30%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/17/05
– Before Taxes	-2.80%	3.04%	1.11%
– After Taxes on Distributions	-2.80%	2.02%	0.18%
– After Taxes on Distributions and Sale of Shares	-1.82%	2.10%	0.48%
Service Class Shares	-3.77%	2.01%	0.10%	02/17/05
S&P 500®#	15.08%	2.29%	2.91%
U.S. Dollar Index+	1.40%	-2.81%	-0.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

6	:: Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

Investment Company Act File No. 811-08239
FDP-DEC11